DATED JUNE 2000
                                 ---------------





                                (1) PUBLICIS S.A.

                                     - and -

                            (2) SAATCHI & SAATCHI PLC








                              TRANSACTION AGREEMENT








                                                          Herbert Smith
                                                          Exchange House
                                                          Primrose Street
                                                          London EC2A 2HS
                                                          Tel:  020 7374-8000
                                                          Fax:  020 7374-0888
                                                          Ref:  2070

                                TABLE OF CONTENTS


CLAUSE     HEADINGS                                                     PAGE

1.     INTERPRETATION.......................................................1

2.     CONDITIONS OF THE MERGER AND THE SCHEME..............................3

3.     PROCESS..............................................................3

4.     THE SCHEME...........................................................4

5.     UNDERTAKINGS.........................................................4

6.     TERMINATION..........................................................5

7.     COSTS................................................................6

8.     EXISTING AGREEMENTS..................................................6

9.     DELAY................................................................6

10.    ASSIGNMENT...........................................................6

11.    NOTICES..............................................................6

12.    MISCELLANEOUS PROVISIONS.............................................8

13.    GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS...................8

THIS AGREEMENT is made on                   June 2000

BETWEEN:

(1) PUBLICIS S.A. a company incorporated in France and whose registered office is at 133 avenue des Champs-Elysees 75008 Paris ("Publicis"); and

(2) SAATCHI & SAATCHI PLC a company incorporated in England and Wales with registered number 2464197 and whose registered office is at 83/89 Whitfield Street, London W1A 4XA ("Saatchi").

WHEREAS:

(A) The parties have agreed to enter into this Agreement to regulate the basis upon which they have agreed to effect a merger of Publicis and Saatchi.

(B) The parties have agreed that the Merger will be implemented by the acquisition of Saatchi by Publicis pursuant to a scheme of arrangement of Saatchi under Section 425 of the Companies Act 1985.

IT IS AGREED as follows:

1.   INTERPRETATION

1.1  In this Agreement the following definitions are used:

     "Agreed Form" means the form agreed (or as the case may be, to be agreed) between and signed for the purpose of identification only by or on behalf of Saatchi and Publicis;

     "Condition" means the conditions to the implementation of the Scheme and the Merger, as set out in Appendix I to the Press Announcement;

     "Confidentiality Agreement" means the confidentiality agreement entered into between Publicis and Saatchi dated 26th May 2000;

     "Directors" means the Directors of Saatchi and/or the members of the Directoire of Publicis, as the context may require;

     "Effective Time" means the time at which the Scheme becomes effective in accordance with its terms and "Effective Date" means the date on which the Effective Time occurs;

     "Final Court Order" means the order of the Court sanctioning the Scheme under Section 425 of the Companies Act 1985 and confirming the reduction of share capital provided for by the Scheme under Section 137 of the Companies Act 1985;

     "Long-stop date" means (subject to City Code) 31st October 2000 (or such later date as the parties and the Court may agree);

     "Merger" means the merger of Saatchi and Publicis proposed to be achieved by, and on the terms of, the Scheme pursuant to the terms of this Agreement;

     "Publicis Circular" means the circular to be approved by the French Commission des operation de bourse for the purpose of listing the Publicis Shares to be issued to Saatchi Shareholders pursuant to the Merger;

     "Publicis   Group"  means  Publicis,   its   subsidiaries   and  subsidiary
     undertakings;

     "Publicis Resolution" means each of the resolutions proposed to be passed at the Publicis EGM the passing of which is necessary to enable the Merger to be implemented;

     "Press Announcement" means the proposed announcement of the Merger in the Agreed Form;

     "Saatchi EGM" means the extraordinary general meeting of Saatchi to be convened by a notice set out in the Scheme Circular for the purpose of approving the reduction of capital contemplated by the Press Announcement, an amendment to Saatchi's Articles of Association to provide for Saatchi Shares issued after the Effective Time upon exercise of options to be exchanged for the same consideration as under the Scheme, and any other matters incidental to the Merger, including any adjournment thereof;

     "Saatchi Resolution" means each of the resolutions to approve the Scheme proposed to be passed at the Court Meeting and the resolutions proposed to be passed at the Saatchi EGM the passing of which is necessary to enable the Merger to be implemented; and

     "Saatchi Share Scheme" means each of the Saatchi Demerger Executive Share Option Scheme (No.2), the Saatchi Demerger Performance Share Option Scheme, the Saatchi Equity Participation Plan, the Saatchi Performance Share Option Scheme, the Zenith Executive Incentive Plan, the Saatchi Demerger Sharesave Scheme and the Saatchi International Sharesave Plan.

1.2 Unless otherwise defined herein terms defined in the Press Announcement shall have the same meaning in this Agreement.

1.3  In this Agreement, save where the context otherwise requires:

     1.3.1 a reference to a statute or statutory provision shall include a reference:

            (A) to that statute or provision as from time to time consolidated, modified, re-enacted or replaced by any statute or statutory provision; and

            (B) to any subordination legislation made under the relevant statute;

     1.3.2  words in the singular shall include the plural, and vice versa;

     1.3.3 the masculine gender shall include the feminine and neuter and vice versa;

     1.3.4 a reference to a person shall be construed so as to include any individual, a firm, a body corporate, an unincorporated association and a person's executors or administrators;

     1.3.5 a reference to a clause, sub-clause or paragraph shall be a reference to a clause, sub-clause or paragraph (as the case may be) of this Agreement;

     1.3.6 reference to writing shall include any modes of reproducing words in a legible and non-transitory form;

     1.3.7 the headings in this Agreement are for convenience only and shall not effect the interpretation of any provision of this Agreement;

     1.3.8 references to subsidiary and subsidiary undertaking shall bear the meanings respectively given in Sections 736 and 259 of the Companies Act 1985; and

     References to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, Court, Official or legal concept or thing shall, in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English term.

2.   CONDITIONS OF THE MERGER AND SCHEME

2.1 The parties have agreed that the Merger is conditional upon the Scheme becoming effective in accordance with its terms by the Long-stop date.

2.2  The implementation of the Scheme is subject to:-

     2.2.1 the satisfaction (or, to the extent permitted by Clause 2.3, waiver) of all of the Conditions other than those contained in paragraph 1(e) of the Conditions (Court Order and Registration thereof) at or prior to 8.00 am (London time) on the Hearing Date; and

     2.2.2 the satisfaction of the Conditions contained in paragraph 1(e) of the Conditions by the date referred to Clause 2.1.

2.3 Certain of the Conditions may be waived in writing by Publicis and/or Saatchi, as specified in Appendix I to the Press Announcement.

3.   PROCESS

3.1 As soon as possible following signing of this Agreement the parties shall commence the process of implementing the Merger by procuring the release of the Press Announcement.

3.2  Saatchi  and  Publicis  shall in  consultation  with the other  prepare and
     submit  for  approval  to  the  other  (prior  to  execution,   submission,
     publication or release):

     3.2.1 applications for such clearances, confirmations, consents or other similar matters (other than any submitted prior to the date hereof) necessary or desirable to effect the Merger to any tax, competition or other regulatory or legal authorities;

     3.2.2 copies of any draft and final form clearances, confirmations, consents, undertakings or other material similar matters; and

     3.2.3 drafts of the Scheme Circular, the Publicis Circular and Publicis Resolutions.

3.3 Each of Saatchi and Publicis shall promptly review and provide comments on documentation submitted to it under Clause 3.2 and shall not unreasonably withhold or delay its consent to the issue, execution, publication or submission of the relevant documentation and, thereafter, promptly execute, issue, publish or submit such documentation.

4.   THE SCHEME

     Subject to their respective Directors' fiduciary duties and to the provisions of clause 6, the parties shall use all reasonable endeavours to procure the satisfaction of the Conditions and to implement the Merger upon the terms described in the Press Announcement and as other provided in this Agreement.

5.   UNDERTAKINGS

5.1 Each party undertakes to the other that it will not, during the period from the date of this Agreement to the Effective Date (in each case inclusive), save with the prior written consent of the other party (such consent not to be unreasonably withheld or delayed):

     5.1.1  issue  additional  shares of any class,  or  securities  convertible into, or rights, warrants or options to subscribe for or acquire, any such shares or securities, or offer or agree or announce an intention to do any of the foregoing, save for issues pursuant to the exercise of options or awards outstanding under employee share or incentive schemes, or other legally binding obligations, which in each case are in effect as at 18th June 2000 and have been disclosed by the parties' respective annual reports and accounts for the year ended 31st December 1999, or announced to the London Stock Exchange or the Paris Bourse on or before such date and except as contemplated by the Press Announcement;

     5.1.2 recommend, declare, pay or make any bonus issue, dividend or other distribution, whether payable in cash or otherwise, other than, in the case of Publicis, the final dividend of Euro 1,70 (plus a tax credit of Euro 0,85) per Publicis Share proposed to be paid on 12th July 2000, in respect of the financial year to 31 December 1999, as referred to in Publicis's annual report and accounts for such year (and Publicis further undertakes not to do any of the foregoing after the Effective Date by reference to a record date before the Effective Time); or

     5.1.3 make or permit any of its subsidiary undertakings to make any offer of shares or other securities (whether or not convertible) or property or rights, to (in the case of Publicis) Publicis shareholders or (in the case of Saatchi) Saatchi shareholders or any class thereof by way of rights or otherwise by reference to their shareholdings in Publicis or Saatchi respectively.

5.2 Publicis further undertakes to and agrees with Saatchi, that it will not, and will procure that none of its subsidiary undertakings will during the Adjustment Reference Period (save with the written consent of Saatchi) purchase or redeem, or offer or agree to or announce its intention to purchase or redeem, any of Publicis's issued share capital or any options over or derivatives referenced to Publicis Shares.

5.3 Saatchi further undertakes to and agrees with Publicis that it will not, and will procure that none of its subsidiary undertakings will, for the period from the date of this Agreement to the Effective Date, purchase or redeem, or offer or agree to or announce its intention to purchase or redeem, any of Saatchi's issued share capital or any options over or derivatives referenced to Saatchi Shares.

6.   TERMINATION

6.1 Subject always to the City Code, this Agreement may be terminated at any time prior to the making of the Final Court Order by mutual agreement of the parties.

6.2 If the Merger is referred to the Competition Commission or an equivalent regulatory body outside the United Kingdom, the Chairman of Saatchi and the President of Publicis shall meet within 14 days of such initiation or referral to attempt to agree (subject to the City Code) whether the parties should terminate this Agreement or should remain bound and use their respective reasonable endeavours to procure a clearance of the Merger by the relevant regulatory authority and consummate the Merger thereafter by such means as shall be agreed.

6.3  Subject always to the City Code:

     6.3.1 If a party commits a material breach of this Agreement, which breach, if capable of remedy, has not been remedied within 20 business days of service of written notice requiring the breach to be remedied, the other party may terminate this Agreement.

     6.3.2 A party shall be entitled to terminate this Agreement if any of the Conditions (other than one which the other party, acting alone, is entitled to waive) cannot reasonably be expected to be satisfied within the time specified in Appendix I to the Press Announcement.

     6.3.3 This Agreement may be terminated by Publicis or Saatchi in the event that any of the Saatchi Resolutions is not passed at the Court Meeting or the Saatchi EGM, as the case may be, or in the event that the Saatchi Directors, having taken advice of their independent financial and legal advisers, determine that it is no longer in the best interests of Saatchi Shareholders to proceed with the implementation of the Scheme and make a public announcement of such determination.

     6.3.4 This Agreement may be terminated by Publicis or Saatchi in the event that the Publicis Resolutions are not passed at the Publicis EGM.

     Termination of this Agreement pursuant to this Clause 6.3 shall be effective upon written notice from the party entitled to terminate to the other party delivered by hand at any time prior to 8:00 a.m. on the Hearing Date.

6.4  If, by the Long-stop Date:

     6.4.1 any of the Conditions are not satisfied or waived in accordance with their terms; or

     6.4.2  the Merger has not become effective in accordance with its terms then this Agreement shall terminate forthwith unless otherwise agreed by the parties in writing.

6.5  Saatchi  undertakes  with  Publicis not to proceed with the Scheme,  and to
     withdraw  the  Scheme  forthwith,   if  this  Agreement  is  terminated  in
     accordance with its terms.

6.6 For the avoidance of doubt, following termination of this Agreement pursuant to this clause 6, neither party shall have any further rights or obligations hereunder, save in respect of any prior breaches of this Agreement.

7.   COSTS

     It is agreed that if the Merger is not completed, each party shall bear its own costs in relation to this Agreement and the transactions contemplated herein.

8.   EXISTING AGREEMENTS

     The provisions of this Agreement shall be supplemented to and shall not prejudice the terms of the Confidentiality Agreement which shall remain in full force and effect notwithstanding the execution of this Agreement.

9.   DELAY

     No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any right, power or privilege hereunder or otherwise.

10.  ASSIGNMENT

     No party may assign or transfer all or part of its respective rights or obligations under this Agreement.

11.  NOTICES

11.1 A notice, approval,  consent or other communication in connection with this
     Agreement:

     11.1.1 must be in writing; and

     11.1.2 must be left at the address of the addressee, or (save as provided by Clause 6) sent by prepaid ordinary post (airmail if posted to or from a place outside the United Kingdom) to the address of the addressee or sent by facsimile to the facsimile number of the addressee which is specified in this clause or if the addressee notifies another address or facsimile number then to that address or facsimile number.

                  The address and facsimile number of each party is:

                  Saatchi
                  -------

                  Address:          Saatchi & Saatchi plc

                                    83/89 Whitfield Street

                                    London W1A 4XA

                  Facsimile:        44 20 74627876

                  Attention of:     the Chairman

                  With a copy to:

                  Macfarlanes
                  Facsimile:        44 20 7831 9607
                  Attention of:     Robert Sutton/Mary Leth

                  Publicis
                  --------

                  Address:          133 avenue des Champs-Elysees

                                    75008 Paris

                                    France

                  Facsimile:        331 4443 7560

                  Attention of:     Jean-Paul Morin

                  With a copy to:

                  Herbert Smith
                  Facsimile:        44 20 7374 0888
                  Attention of:     Anthony Macaulay

11.2 A notice, approval, consent or other communication shall take effect from the time it is received (or, if earlier, the time it is deemed to be received in accordance with sub-clause 11.3) unless a later time is specified in it.

11.3 A letter or facsimile is deemed to be received:

     11.3.1 in the case of a posted letter, unless actually received earlier, on the second (fourth, if posted to or from a place outside the United Kingdom) day after posting; and

     11.3.2 in the case of facsimile, on production of a transmission report from the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient.

12.  MISCELLANEOUS PROVISIONS

12.1 No Partnership

     Nothing in this Agreement or in any document referred to in it shall constitute either of the parties a partner of the other.

12.2 Third parties

     No term of this Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Agreement.

12.3 Counterparts

     This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

12.4 Variations

     No variation to this Agreement shall be effective unless made in writing and signed by or on behalf of the parties.

13.  GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

13.1 This Agreement shall be governed by, and construed in accordance with, English law.

13.2 The corporate powers, authorisations and procedures of Publicis, including but not limited to the convening and holding of the Publicis EGM and the issue of the New Publicis Shares and the Publicis CVRs shall be governed by, and construed in accordance with, French law.

13.3 Each party irrevocably agrees for the benefit of the other parties that the Courts of England shall have non-exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement and any matter arising therefrom.

13.4 Each party irrevocably waives any right that it may have to object to an action being brought in those Courts, to claim that the action has been brought in an inconvenient forum, or to claim that those Courts do not have jurisdiction.

13.5 Each party agrees that without preventing any other mode of service, any document in an action (including, but not limited to, any writ of summons or other originating process or any third or other party notice) may be served on:

     13.5.1 Saatchi, by being delivered to or left for that party at its address for service of notices under Clause 11; and

     13.5.2 Publicis, by being delivered to or left at Herbert Smith, Exchange House, Primrose Street, London EC2A 2HS (marked for the attention of Anthony Macaulay);

     and each party undertakes to notify the other party in advance of any change from time to time of the details of such address in accordance with the manner prescribed for service of notices under Clause 11.

IN WITNESS whereof this Agreement has been executed by the parties hereto and is intended to be and is hereby delivered on the first date above written.

SIGNED by PUBLICIS S.A.                     )
acting by                                   )





SIGNED by SAATCHI & SAATCHI PLC             )
acting by                                   )